UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2012

PartnerRe Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

001-14536	Not Applicable
(Commission File Number)	(IRS Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 292-0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 30, 2012, PartnerRe Ltd. issued a press release reporting its 2012 first quarter results. A copy of the press release, as well as a financial supplement, are attached hereto as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and are hereby incorporated by reference to this Item 2.02.

As provided in General Instruction B.2 of Form 8-K, the information and exhibits contained in this Form 8-K are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not otherwise subject to the liabilities of that section and are not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On April 30, 2012, PartnerRe Ltd. issued a press release reporting that its Board of Directors has declared a dividend of $0.62 per common share. A copy of the press release, is attached as Exhibit 99.3, to this Form 8-K and is hereby incorporated by reference to this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of PartnerRe Ltd., dated April 30, 2012

99.2	Financial Supplement

99.3	Press Release of PartnerRe Ltd., dated April 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd. (Registrant)

Date: May 1, 2012	By:	/S/ AMANDA E. SODERGREN
	Name:	Amanda E. Sodergren
	Title:	Chief Legal Counsel

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of PartnerRe Ltd., dated April 30, 2012

99.2	Financial Supplement

99.3	Press Release of PartnerRe Ltd., dated April 30, 2012